Impairment of assets	6 Months Ended
Sep. 30, 2026
Impairment Of Assets [Abstract]
Impairment of assets	Impairment of assets
During the quarter, the Company completed a strategic review of Aplo. Demand for Aplo's legacy brokerage services, which were concentrated in altcoin trading, has declined significantly. The Company has therefore decided to wind down Aplo's legacy client business and redeploy Aplo's trading and custody technology to support 3iQ's separately managed accounts build-out, which is designed to give institutional clients direct, segregated exposure to digital assets. The decline in demand and the change in intended use of Aplo's assets were identified as indicators of impairment, and we tested the assets acquired with Aplo for impairment as at September 30, 2026.
During the three and six months ended September 30, 2026, we recorded the following impairment losses, included in “Other expenses” in the condensed consolidated interim statements of profit or loss and other comprehensive income:

(In millions)
Trademark/Trade Name	¥125
Customer Relationships	¥677
Licenses	¥571
Goodwill	¥1,589
Impairment loss	¥2,962
The carrying amount of the Aplo cash-generating unit (CGU) exceeded its recoverable amount, which was determined to be nil based on the CGU’s value in use. Value in use was negative because projected net cash flows were negative in every period, irrespective of the discount rate. The impairment loss was allocated first to goodwill and then to the other assets of the CGU.
The developed technology, with a carrying amount of ¥585 million before impairment testing, will be used by 3iQ. As a result of the change in its intended use, it was tested for impairment as at September 30, 2026. Its recoverable amount was determined based on a fair value less costs of disposal basis using a cost approach, which exceeded its carrying amount, and no impairment loss was recognized.